FDP SERIES, INC.

Marsico Growth FDP Fund

(the “Fund”)

Supplement dated June 1, 2012
to the Prospectus dated September 28, 2011
and the Statement of Additional Information dated September 28, 2011

Effective June 1, 2012, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below:

The section of the Prospectus entitled “Management of the Funds – BlackRock” is supplemented to include the following information:

For Marsico Growth FDP Fund, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is supplemented to include the following information:

For Marsico Growth FDP Fund, effective June 1, 2012, the Manager has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-FDP-0612SUP